ARTICLES OF INCORPORATION          Filing Fee:
                              (PURSUANT TO NRS 78)            Receipt #:
                                STATE OF NEVADA
                               SECRETARY OF STATE

        (FOR FILING OFFICE USE)                (FOR FILING OFFICE USE)

       By the Office of
        /s/ Dean Heller
-------------------------------
Dean Heller, Secretary of State

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   IMPORTANT: Read Instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION: Concentra Operating Corporation
                        -------------------------------
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

   Name of Resident Agent: THE CORPORATION TRUST COMPANY OF NEVADA
                           ---------------------------------------

   Street Address: One East First Street,                  Reno, NV      89501
                  --------------------------------------------------------------
                         Street No.        Street Name     City          Zip

3. SHARES: (number of shares the corporation is authorized to Issue)
   Number of shares with par value: 10,000       Par Value: $0.01
   Number of shares without par value:

4. GOVERNING BOARD: shall be styled as (check one):  X  Directors       Trustees
   The FIRST BOARD OF DIRECTORS shall consist of 2 members and the addresses are as follows (attached additional pages if necessary)

    Daniel J. Thomas            4 Stevens Circle, Westwood, Massachusetts 02090
   -----------------------      ------------------------------------------------
   Name                         Address                          City/State/Zip

                                2600 Whitehaven Street North, Colleyville,
    Thomas E. Kiraly            Texas 76034
   -----------------------      ------------------------------------------------
   Name                         Address                           City/State/Zip
5. PURPOSE (optional-see reverse side): The purpose of the corporation shall be:

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6. OTHER  MATTERS:  This form  includes the minimal  statutory  requirements  to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.
                                                                    ----

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles (Signatures must be notarized) (Attach additional pages if there are more than two incorporators.)

   Richard A. Parr, II
  -----------------------------------------------     --------------------------------------------------
   Name (print)                                       Name (print)

5080 Spectrum Dr., #400 West, Addison, TX 75001
--------------------------------------------------    --------------------------------------------------
Address                    City/State/Zip             Address            City/State/Zip

--------------------------------------------------    --------------------------------------------------
Signature                                             Signature

State of Texas               County of Dallas         State of              County of
         -----------------             -----------             -------------          ------------------

This instrument was acknowledged before me on         This instrument was acknowledged before me on
June 3,_____________________________, 1999, by        ________________________________ ,19 ____, by
 Richard A. Parr, II
--------------------------------------------------    --------------------------------------------------
              Name of Person                                     Name of Person

as incorporator                                       as incorporator
of Concentra Operating Corporation                    of Concentra Operating Corporation
--------------------------------------------------       -----------------------------------------------
(name of party on behalf of whom                      (name of party on behalf of whom
instrument was executed)                              instrument was executed)

/s/ Beverly Murphy
--------------------------------------------------    --------------------------------------------------
           NOTARY PUBLIC SIGNATURE                                   NOTARY PUBLIC SIGNATURE

             [GRAPHIC OMITTED]                                    (AFFIX NOTARY STAMP OR SEAL)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

The Corporation Trust of Nevada                       hereby accept appointment as Resident Agent for the above
                                                      named corporation.
--------------------------------------------------    ---------------------------------------------------------
The Corporation Trust of Nevada By:                                         6/4/99
                               /s/ Landy A shelley
--------------------------------------------------    ---------------------------------------------------------
Signature of Resident Agent   (Assistant Secretary)                                                     Date

NAME: CONCENTRA OPERATING CORPORATION

FILE TYP/NR C      13794-1999 ST NEVADA      INC. ON JUN 4, 1999 FOR PERPETUAL
  STATUS:  CURRENT LIST AS OF : 06-04-99    NUMBER OF PAGES FILED:   1   DAB
    TYPE:  REGULAR
 PURPOSE:  ALL LEGAL ACTIVITIES
           $125/FED  EX/1FS                 CAPITAL:             $100
PAR SHRS:               10,000      PAR VAL:      $.010    NR NO PAR SHRS:
  RA NBR:       5482
        LIST OF OFFICERS FOR 99 - 00 FILED ON 06-04-99      60 DAY LO      DAY
RA      CORPORATION TRUST CO. OF NEVADA                      ACCEPTED    060499
  ONE EAST FIRST STREET                 RENO                  NV 89501
PRES   DANIEL J. THOMAS                                                  060499
  301 UNION WHARF                       BOSTON                MA 02109
SECT   RICHARD A. PARR II                                                060499
  5080 SPECTRUM DR.                     ADDISON               TX 75001
TRES   THOMAS E. KIRALY                                                  060499
  2600 WHITEHAVEN                       COLLEYVILLE           TX 76034

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